SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                               FORM 8-K



                        Current Report Pursuant
                     to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



     Date of Report (Date of Earliest Event Reported):  April 29, 2003



                   AMLI RESIDENTIAL PROPERTIES TRUST
        ------------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)



                               Maryland
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)



             1-12784                          36-3925916
     ------------------------    ------------------------------------
     (Commission File Number)    (I.R.S. Employer Identification No.)



125 South Wacker Drive, Suite 3100,
         Chicago, Illinois                       60606
----------------------------------------      ----------
(Address of Principal Executive Offices)      (Zip Code)



                            (312) 443-1477
         ----------------------------------------------------
         (Registrant's Telephone Number, Including Area Code)



                            Not Applicable
     -------------------------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

           99.1 News Release, dated April 29, 2003 incorporated herein by reference.

           99.2  First Quarter 2003 Supplemental Operating and Financial
                 Data.



ITEM 9.   REGULATION FED DISCLOSURE

     On April 29, 2003, AMLI Residential Properties Trust ("AMLI") issued a News Release announcing its earnings for the first quarter of 2003. A copy of the News Release is attached as Exhibit 99.1 to this Report.

     This Current Report on Form 8-K and the News Release is being provided pursuant to Item 12, Results of Operations and Financial
Condition, in accordance with the guidance provided in SEC Release Nos. 33-8216 and 34-47583.

                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            AMLI RESIDENTIAL PROPERTIES TRUST




Dated:  April 29, 2003      By:   /s/ ROBERT J. CHAPMAN
                                  -----------------------------
                                  Robert J. Chapman
                                  Chief Financial Officer

                             EXHIBIT INDEX

EXHIBIT
  NO.      DESCRIPTION
------     -----------

99.1 News Release, dated April 29, 2003 incorporated herein by reference.


99.2       First Quarter 2003 Supplemental Operating and
           Financial Data.